BUSINESS ACQUISITION (FY)	12 Months Ended
Dec. 31, 2023
Business Combination and Asset Acquisition [Abstract]
BUSINESS ACQUISTION
NOTE 4 – BUSINESS ACQUISITION
On March 11, 2022, the Company executed a stock purchase agreement with Stephen and Deborah Holmes for the purchase of all of the issued and outstanding equity shares of Gulf Coast Aviation, Inc. for a total cash consideration of $1.85 million.
GCA was originally formed in the State of Texas on April 18, 1997. GCA, through its wholly owned subsidiary, holds an air carrier operation certificate issued by the Federal Aviation Administration (“FAA”) under 14 C.F.R parts 119 and 135 of the Federal Aviation Regulations (“FAR”). GCA provides ad-hoc charter flights and manages aircraft for owners in the private aviation industry. GCA generates revenue from the management and chartering of aircraft.
Legacy Volato accounted for this transaction as a business combination under ASC 805. Accordingly, the assets acquired, and the liabilities assumed were recorded at their estimated fair value as of the closing date of the acquisition. Goodwill from the acquisition principally relates to the qualified workforce and potential synergy, as well as the excess value of identified net assets over the fair value of assumed liabilities. Since this transaction was a stock acquisition, the goodwill is not tax deductible.
Fair value estimates are based on a complex series of judgments about future events and uncertainties and rely heavily on estimates and assumptions. The judgments used to determine the estimated fair value assigned to each class of assets acquired and liabilities assumed, as well as asset lives and the expected future cash flows and related discount rates, can impact the Company’s consolidated financial statements. Significant inputs used for the model included the amount of cash flows, the expected period of the cash flows, the discount rates, and the customer attrition rate.
The acquisition-date fair value of the consideration transferred is as follows, in thousand:
March 11, 2022
Cash	$1,850
Other consideration transferred	—
Purchase price	$1,850
The following is a purchase price allocation as of the March 11, 2022, acquisition date, in thousands:
March 11, 2022
Cash	$679
Accounts receivable	247
Other current assets	45
Fixed Assets	5
Certificate	1,200
Customer Relationships	301
Deferred tax liability	(385)
Accounts Payable and Accrued Expenses	(877)
Net Assets Acquired	$1,215
Goodwill	635
Total consideration	$1,850
Acquired tangible net assets were valued at estimates of their current fair values. Acquired intangible assets consisted of a Part 135 aircraft certificate valued at $1.20 million and customer relationships valued at $301 thousand (note 6). Customer relationship fair value was determined based on management’s estimates of projected after tax net operating profit from existing customers discounted to present value based on expected attrition rate of existing customers. The fair value of the certificate was estimated by management based on selling price of comparable certificates, adjusted as deemed appropriate. The Company did not recognize any impairment to the acquired goodwill for the years ended December 31, 2023, and 2022.